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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of  Report (date of earliest event reported):  November 6, 1996





                         CARRAMERICA REALTY CORPORATION
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



Maryland                              1-11706            52-1796339
(State or other jurisdiction          (Commission        (IRS Employer
of incorporation)                     File No.)          Identification No.)



            1700 Pennsylvania Avenue, N.W., Washington, D.C.  20006
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (202) 624-7500




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                                    FORM 8-K


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         On November 6, 1996, CarrAmerica Realty Corporation purchased 21 suburban office buildings located in Silicon Valley for approximately $124 million. As part of the purchase price, the Company assumed approximately $41 million in debt that bears interest at an annual rate of 8.25% and matures in 2001. The balance of the purchase price was funded through a draw on the Company's line of credit. The properties, referred to as the NELO/Orchard portfolio, were built between 1979 and 1985, contain a total of approximately 1 million square feet of office space and consist of the following value office properties: the San Jose Orchard Business Park (A), a 2-building, 68,000 square foot office project; the San Jose Orchard Business Park (B), a 6-building, 167,000 square foot office project; Orchard Centre, a 2-building, 102,000 square foot office project; Orchard Office Centre, a 2-building, 69,000 square foot office project; Orchard Centre II, a 4-building, 212,000 square foot office project; Orchard Rincon Centre, a 3-building, 201,000 square foot office project and Orchard Bayshore Centre, a 2-building, 195,000 square foot office project.

         On October 24, 1996, the Company filed a Current Report on Form 8-K with the Commission providing (a) the additional information required because the aggregate book value of the buildings constituting the NELO/Orchard portfolio is in excess of 10% of the Company's total assets and (b) the historical financial statements relating to the NELO/Orchard portfolio required by Item 7(a) of Form 8-K.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.     OTHER EVENTS.

         Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.
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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements.

       The historical financial statements relating to the NELO/Orchard portfolio required by Item 7(a) of Form 8-K were filed with the Commission on a Current Report on Form 8-K on October 24, 1996.

       (b)    Pro forma financial information.

              It is impracticable at this time to file the pro forma financial information relating to the NELO/Orchard portfolio required by Item 7(b) of Form 8-K. The Company will file such pro forma financial statements with the Commission as soon as they are available but not later than January 19, 1997.

       (c)    Exhibits

              10.1 Purchase and Sale Agreement dated as of August 27, 1996 relating to the acquisition of the NELO/Orchard portfolio, as amended (without exhibits).

              10.2 Agreement of Purchase and Sale dated as of September 5, 1996 with respect to the acquisition of Spalding Ridge (without exhibits) and Agreement of Purchase and Sale dated as of September 5, 1996 with respect to the acquisition of the Dekalb Chase, L.P. portfolio (without exhibits), the form of which is substantially similar to the form of Agreement of Purchase and Sale used to acquire the other properties in the Peterson portfolio, which transaction was reported on a Quarterly Report on Form 10-Q filed with the Commission on November 5, 1996.

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not applicable.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  November 15, 1996



                         CARRAMERICA REALTY CORPORATION



                         By:     /s/ Brian K. Fields
                                 -----------------------------
                                 Brian K. Fields
                                 Chief Financial Officer
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                                 EXHIBIT INDEX


                 Exhibit 10.1 Purchase and Sale Agreement dated as of August 27, 1996 relating to the acquisition of the NELO/Orchard portfolio, as amended (without exhibits).

                 Exhibit 10.2 Agreement of Purchase and Sale dated as of September 5, 1996 with respect to the acquisition of Spalding Ridge (without exhibits) and Agreement of Purchase and Sale dated as of September 5, 1996 with respect to the acquisition of the Dekalb Chase, L.P. portfolio (without exhibits), the form of which is substantially similar to the form of Agreement of Purchase and Sale used to acquire the other properties in the Peterson portfolio, which transaction was reported on a Quarterly Report on Form 10-Q filed with the Commission on November 5, 1996.